Exhibit 10.36

CONFIDENTIAL

July 12, 2004

[***] [***] Sumitomo Corporation [***] Tokyo 104-8610, Japan Fax No. [***]

Re: Distribution of GaN Wafers

Dear Mr. [***]:

This letter will serve to document the following agreements and understandings reached between Sumitomo Corporation (“Sumitomo”) and Cree, Inc. (“Cree”) in connection with the purchase and distribution by Sumitomo of GaN wafers manufactured by or for Cree (“GaN Wafers”) pursuant to the terms of the Amended and Restated Distributorship Agreement dated May 14, 2004 between Cree and Sumitomo (the “Distributorship Agreement”):

1. Sumitomo’s purchase of GaN Wafers from Cree pursuant to this letter agreement (“Letter Agreement”) will be subject to the terms and conditions of the Distributorship Agreement, as modified by this Letter Agreement. Notwithstanding its delayed effective date with respect to other Products, the Distributorship Agreement shall become effective with respect to the sale and purchase of GaN Wafers as of the date of this Letter Agreement. Notwithstanding anything to the contrary in the Distributorship Agreement, in the event of a conflict between the terms and conditions of this Letter Agreement and those contained in the Distributorship Agreement, the terms and conditions of this Letter Agreement shall prevail. Except as expressly modified by this Letter Agreement, all other terms and conditions of the Distributorship Agreement shall remain unchanged and in full force and effect.

2. Effective as of the date of this Letter Agreement, the following sentence is hereby added at the end of the definition of LED Products in Section 1.1(b) of the Distributorship Agreement:

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Sumitomo Corporation	CONFIDENTIAL
July 12, 2004

“As used herein, “generally available” includes LED Products custom manufactured for customers of Distributor but excludes LED Products custom manufactured for other customers.”

3. Effective as of the date of this Letter Agreement, the definition of Wafer Products in Section 1.1(c) of the Distributorship Agreement is hereby deleted in its entirety and replaced with the following:

“(c)	“Wafer Products” means collectively “SiC Wafer Products” and “GaN Wafer Products.” “SiC Wafer Products” means silicon carbide wafers, either without epitaxial layers or with silicon carbide epitaxial layers deposited thereon, made by or for Manufacturer and that Manufacturer makes generally available to customers for purchase during the term of this Agreement. “GaN Wafer Products” means gallium nitride wafers, either with or without epitaxial layers deposited thereon, and hetero substrates, such as silicon carbide, sapphire or silicon, with one or more AIII nitride epitaxial layers deposited thereon, made by or for Manufacturer and that Manufacturer makes generally available to customers for purchase during the term of this Agreement. As used herein, “generally available” includes Wafer Products custom manufactured for customers of Distributor but excludes Wafer Products custom manufactured for other customers.”

4. Effective as of the date of this Letter Agreement, the following new Section 3.3 is hereby added immediately following Section 3.2 of the Distributorship Agreement:

“3.3	Notwithstanding any language herein to the contrary, unless extended by written agreement of the parties, Distributor’s appointment as a distributor of GaN Wafer Products in the Territory is [***]. In connection with the determination of the [***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission. Annual MPC for Manufacturer’s [***] fiscal year (as provided in Section 9.2 below), the parties in good faith will discuss [***] and shall mutually agree upon the terms for [***].”

5. Effective as of the date of this Letter Agreement, the fourth sentence in Section 7.1(d) of the Distributorship Agreement is hereby deleted in its entirety and replaced with the following:

“All claims under this warranty must be reported in writing to Manufacturer (with such report accompanied by the Product claimed to be defective, in die or packaged form if the Product cannot readily be removed therefrom) as soon as possible, but in any event no later than [***] if the claim relates to an LED Product, or [***] if the claim relates to a Wafer Product, after the date Products are shipped by Manufacturer to Distributor, and if not so reported, such claims shall be deemed waived.”

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Sumitomo Corporation	CONFIDENTIAL
July 12, 2004

6. Effective as of the date of this Letter Agreement, Sections 8.2(c) and (d) of the Distributorship Agreement are hereby deleted in their entirety and replaced with the following:

“(c)	In addition, Distributor will be entitled to a bonus at the end of each fiscal quarter of FY05 equal to [***]. Such bonus shall be paid only by issuance of a credit memorandum. Credit memoranda issued under this Section 8.2(c) may be exchanged only to purchase additional SiC Wafer Products from Manufacturer, and Manufacturer is not required to refund money pursuant to such credit memoranda. With respect to bonuses for FY06 and FY07, the parties will discuss in good faith and seek to mutually agree upon the [***] for earning bonuses and such bonus rate provided that the [***] for earning bonuses in such subsequent fiscal periods [***] to take into consideration prevailing market conditions and Manufacturer’s manufacturing capabilities.

(d)	If the cumulative SiC Wafer Product orders by Distributor [***] do not equal or exceed [***], then, notwithstanding any language herein to the contrary, Manufacturer either directly or through any Affiliate shall be permitted to sell SiC Wafer Products to any person for shipment by Manufacturer into Territory A.”

7. Cree and Sumitomo hereby confirm that, notwithstanding any language in the Distributorship Agreement to the contrary, only [***] will be provided as [***] under the [***] Reserve set forth in Section 8.6 of the Distributorship Agreement.

8. The Distributorship Agreement as amended hereby sets forth the entire agreement between the parties hereto as to the subject matter hereof, and supersedes any and all prior agreements, understanding, arrangements, promises, representations, warranties, and/or any contracts of any form or nature whatsoever, whether oral or in writing and whether explicit or implicit, which may have been entered into prior to the execution hereof between the parties, their officers, directors, or employees as to the subject matter hereof. Neither of the parties hereto has relied upon any oral representation of the other party. Capitalized terms used herein without definition shall have the meanings provided in the Distributorship Agreement.

9. With respect to GaN wafer products manufactured by Advanced Technology Materials, Inc. (“ATMI”) and/or previously sold in the Territory by ATMI or any of its distributors and/or sales representatives other than Sumitomo, [***].

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Sumitomo Corporation	CONFIDENTIAL
July 12, 2004

If you are in agreement with the foregoing, please sign below on behalf of Sumitomo and return a copy of the signed letter by to my attention at [***]. When executed by both parties, this letter will serve as a binding agreement between Cree and Sumitomo with respect to the matters set forth above.

Very truly yours,
CREE, INC.
/s/ [***]
[***] [***]

AGREED:

SUMITOMO CORPORATION

By:	/s/ [***]
[***]
[***]
Date:	July 12, 2004

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.